UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 27, 2018

Ridgefield Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-16335	84-0922701
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

31248 Oak Crest Drive, Suite 110
Westlake Village, California	91361
(Address of Principal Executive Offices)	(Zip Code)

(805) 484-8855

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    ☐   Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)            Dismissal of Independent Registered Public Accounting Firm

On February 27, 2018, Ridgefield Acquisition Corp., a Nevada corporation (the “Company” or “we”) dismissed Anton & Chia, LLP as its independent registered public accounting firm. The decision to dismiss Anton & Chia, LLP was approved by the Company’s board of directors (the “Board”).

The audit reports of Anton & Chia, LLP on our financial statements as of and for the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of our financial statements for the fiscal years ended December 31, 2016 and 2015, and for the subsequent period through the date of dismissal, there were: (i) no disagreements between the Company and Anton & Chia, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Anton & Chia, LLP, would have caused Anton & Chia, LLP to make reference to the subject matter of the disagreements in its report on the Company’s financial statements for such fiscal years; and (ii) no “reportable events” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

We provided Anton & Chia, LLP with a copy of the disclosures in this Current Report on Form 8-K and requested that Anton & Chia, LLP furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not Anton & Chia, LLP agrees with our statements in this Item 4.01. A copy of the letter dated March 6, 2018, furnished by Anton & Chia, LLP in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)            Engagement of New Independent Registered Public Accounting Firm

The Board approved the appointment of MaloneBailey LLP as the Company’s new independent registered public accounting firm, and the Company formally engaged MaloneBailey LLP as its independent registered public accounting firm on February 27, 2017.

During our two most recent fiscal years ended December 31, 2016 and 2015 and through March 2, 2018, neither the Company nor anyone on its behalf consulted with MaloneBailey LLP with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and MaloneBailey LLP did not provide either a written report or oral advice to the Company that MaloneBailey LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter to the Securities and Exchange Commission from Anton & Chia, LLP, dated March 6, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2018		Ridgefield Acquisition Corp.

	By:	/s/ Steven N. Bronson
Steven N. Bronson
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

16.1	Letter to the Securities and Exchange Commission from Anton & Chia, LLP, dated March 6, 2018.